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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: April 3, 2007

                                   uWink, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)

          Utah                      000-29217                  87-0412110
   -----------------                ---------                  ----------
     (State or other               (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)             Identification)


                  16106 HART STREET, VAN NUYS, CALIFORNIA 91406
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 909 6030

                                 Not Applicable
         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================


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This Form 8-K and other reports filed by uWink, Inc. (the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) Effective April 3, 2007, Bruce Kelly, a director of the Company, resigned as a director of the Company. The resignation by Mr. Kelly was not due to any disagreement with the Company.

(d) Effective April 3, 2007, the board of directors of the Company elected Ms. Liz Heller to the Company's board of directors. In connection with her election, Ms. Heller was granted a restricted stock award of 100,000 shares of common stock of the Company under the Company's 2006 Equity Incentive Plan (the "Plan"). These shares will vest in equal monthly installments over a 2-year period, subject to the other terms and conditions of the Plan. The copy of the press release announcing Ms. Heller's election is attached hereto as Exhibit 99 and is incorporated herein by reference.

(e) Effective April 3, 2007, the Company granted restricted stock awards of 100,000 shares of common stock to each of Mr. Bradley Rotter, a director; Mr. Kevin McLeod, a director; Mr. Nolan Bushnell, Chairman and Chief Executive Officer; and Mr. Peter Wilkniss, Chief Financial Officer, under the Plan. The shares granted to Messrs. Rotter and McLeod will vest in equal monthly installments over a 2-year period and the shares granted to Messrs. Bushnell and Wilkniss will vest in equal monthly installments over a 3-year period, all subject to the other terms and conditions of the Plan.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(a)         Exhibit 99         Press Release

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 9, 2007            uWink, Inc.
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                                By: /s/ Peter F. Wilkniss
                                    -----------------------
                                PETER F. WILKNISS
                                Chief Financial Officer